                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                                                                    Distribution Date: 4/15/1999
Section 5.2 - Supplement                                           Class A          Class B       Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00            0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                               6,110,659.72      531,320.46      718,654.24         7,360,634.42
       Deficiency Amounts                                                 0.00            0.00                                 0.00
       Additional Interest                                                0.00            0.00                                 0.00
       Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)  Collections of Principal Receivables                     179,018,399.48   14,918,114.71   19,180,628.05       213,117,142.24

(iv)   Collections of Finance Charge Receivables                 24,084,499.69    2,007,030.17    2,580,493.58        28,672,023.44

(v)    Aggregate Amount of Principal Receivables                                                                  17,328,407,806.80

                                          Investor Interest   1,400,000,000.00  116,666,000.00  150,000,666.67     1,666,666,666.67
                                          Adjusted Interest   1,400,000,000.00  116,666,000.00  150,000,666.67     1,666,666,666.67

                                                   Series
       Floating Investor Percentage                    9.62%             84.00%           7.00%           9.00%              100.00%
       Fixed Investor Percentage                       9.62%             84.00%           7.00%           9.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.82%
               30 to 59 days                                                                                                   1.34%
               60 to 89 days                                                                                                   0.89%
               90 or more days                                                                                                 1.95%
                                                                                                                  -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                    7,785,402.26      648,779.81      834,153.95         9,268,336.02

(viii) Investor Charge-Offs                                               0.00            0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00

(x)    Servicing Fee                                              1,166,666.67       97,221.67      125,000.56         1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.97%

(xii)  Reallocated Monthly Principal                                                      0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)           1,400,000,000.00  116,666,000.00  150,000,666.67     1,666,666,666.67

(xiv)  LIBOR                                                                                                                4.93875%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                           22,917,833.02    1,909,808.51    2,455,493.02        27,283,134.55

(xxii) Certificate Rate                                                5.06875%        5.28875%        5.56375%

------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                                                                                    Distribution Date: 4/15/1999

Section 5.2 - Supplement                                           Class A          Class B       Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00            0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                               4,979,859.38      431,491.41      592,974.63         6,004,325.42
       Deficiency Amounts                                                 0.00            0.00                                 0.00
       Additional Interest                                                0.00            0.00                                 0.00
       Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)  Collections of Principal Receivables                     147,050,828.14   12,254,193.06   15,755,488.49       175,060,509.69

(iv)   Collections of Finance Charge Receivables                 19,783,696.17    1,648,635.61    2,119,687.47        23,552,019.25

(v)    Aggregate Amount of Principal Receivables                                                                  17,328,407,806.80

                                          Investor Interest   1,150,000,000.00   95,833,000.00  123,214,619.00     1,369,047,619.00
                                          Adjusted Interest   1,150,000,000.00   95,833,000.00  123,214,619.00     1,369,047,619.00

                                                    Series
       Floating Investor Percentage                   7.90%              84.00%           7.00%           9.00%              100.00%
       Fixed Investor Percentage                      7.90%              84.00%           7.00%           9.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.82%
               30 to 59 days                                                                                                   1.34%
               60 to 89 days                                                                                                   0.89%
               90 or more days                                                                                                 1.95%
                                                                                                                  -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                    6,395,151.85      532,927.47      685,196.69         7,613,276.02

(viii) Investor Charge-Offs                                               0.00            0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00

(x)    Servicing Fee                                                958,333.33       79,860.83      102,678.85         1,140,873.02

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.97%

(xii)  Reallocated Monthly Principal                                                      0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)           1,150,000,000.00   95,833,000.00  123,214,619.00     1,369,047,619.00

(xiv)  LIBOR                                                                                                                4.93875%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                           18,825,362.84    1,568,774.78    2,017,008.62        22,411,146.24

(xxii) Certificate Rate                                                5.02875%        5.22875%        5.58875%

------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-2

                                                                                                    Distriburtion Date: 4/15/1999
                                                                                                           Period Type: Revolving
Section 5.2 - Supplement                                           Class A          Class B       Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00            0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                               7,875,000.00      458,095.13      552,207.13         8,885,302.25
       Deficiency Amounts                                                 0.00            0.00                                 0.00
       Additional Interest                                                0.00            0.00                                 0.00
       Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)  Collections of Principal Receivables                     191,805,428.01   10,898,000.81   15,257,284.89       217,960,713.71

(iv)   Collections of Finance Charge Receivables                 25,804,821.09    1,466,178.32    2,052,660.92        29,323,660.34

(v)    Aggregate Amount of Principal Receivables                                                                  17,328,407,806.80

                                          Investor Interest   1,500,000,000.00   85,227,000.00  119,318,455.00     1,704,545,455.00
                                          Adjusted Interest   1,500,000,000.00   85,227,000.00  119,318,455.00     1,704,545,455.00

                                                  Series
       Floating Investor Percentage                  9.84%               88.00%           5.00%           7.00%              100.00%
       Fixed Investor Percentage                     9.84%               88.00%           5.00%           7.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.82%
               30 to 59 days                                                                                                   1.34%
               60 to 89 days                                                                                                   0.89%
               90 or more days                                                                                                 1.95%
                                                                                                                  -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                    8,341,502.42      473,947.48      663,530.12         9,478,980.02

(viii) Investor Charge-Offs                                               0.00            0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00

(x)    Servicing Fee                                              1,250,000.00       71,022.50       99,432.05         1,420,454.55

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.97%

(xii)  Reallocated Monthly Principal                                                      0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)           1,500,000,000.00   85,227,000.00  119,318,455.00     1,704,545,455.00

(xiv)  LIBOR                                                                                                                4.93875%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                           24,554,821.09    1,395,155.82    1,953,228.88        27,903,205.80

(xxii) Certificate Rate                                                6.30000%        6.45000%        5.43875%

------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-3

                                                                                                    Distribution Date: 4/15/1999
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                           Class A          Class B       Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00            0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                                       0.00       94,877.68      131,215.36           226,093.04
       Deficiency Amounts                                                 0.00            0.00                                 0.00
       Additional Interest                                                0.00            0.00                                 0.00
       Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)  Collections of Principal Receivables                      31,967,571.34    2,663,921.65    3,425,139.60        38,056,632.59

(iv)   Collections of Finance Charge Receivables                  4,300,803.52      358,394.56      460,806.12         5,120,004.19

(v)    Aggregate Amount of Principal Receivables                                                                  17,328,407,806.80

                                          Investor Interest     250,000,000.00   20,833,000.00   26,786,048.00       297,619,048.00
                                          Adjusted Interest     250,000,000.00   20,833,000.00   26,786,048.00       297,619,048.00

                                                   Series
       Floating Investor Percentage                   1.72%              84.00%           7.00%           9.00%              100.00%
       Fixed Investor Percentage                      1.72%              84.00%           7.00%           9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.82%
               30 to 59 days                                                                                                   1.34%
               60 to 89 days                                                                                                   0.89%
               90 or more days                                                                                                 1.95%
                                                                                                                  -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                    1,390,250.40      115,852.35      148,957.26         1,655,060.01

(viii) Investor Charge-Offs                                               0.00            0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00

(x)    Servicing Fee                                                208,333.33       17,360.83       22,321.71           248,015.87

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.97%

(xii)  Reallocated Monthly Principal                                                      0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)             250,000,000.00   20,833,000.00   26,786,048.00       297,619,048.00

(xiv)  LIBOR                                                                                                                4.93875%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvi)  Interest Funding Account Balance                                  -                                                        -

(xvi)  Accumulation Shortfall                                                                                                  0.00

(xvii) Principal Funding Investment Proceeds                                                                                   0.00

(xviii)Principal Investment Funding Shortfall                                                                                  0.00

(xix)  Interest Funding Account Investment Proceeds                                                                          (31.45)

(xix)  Available Funds                                            4,092,438.73      341,033.73      438,484.41         4,871,956.87

(xx)   Certificate Rate                                                6.77700%        5.28875%        5.68875%

------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-4

                                                                                                    Distribution Date: 4/15/1999
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                           Class A          Class B       Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00            0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                               2,634,354.17      228,140.63      303,149.56         3,165,644.35
       Deficiency Amounts                                                 0.00            0.00                                 0.00
       Additional Interest                                                0.00            0.00                                 0.00
       Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)  Collections of Principal Receivables                      76,722,171.21    6,393,514.27    8,220,232.72        91,335,918.19

(iv)   Collections of Finance Charge Receivables                 10,321,928.44      860,160.70    1,105,920.92        12,288,010.06

(v)    Aggregate Amount of Principal Receivables                                                                  17,328,407,806.80

                                          Investor Interest     600,000,000.00   50,000,000.00   64,285,715.00       714,285,715.00
                                          Adjusted Interest     600,000,000.00   50,000,000.00   64,285,715.00       714,285,715.00

                                                  Series
       Floating Investor Percentage                  4.12%               84.00%           7.00%           9.00%              100.00%
       Fixed Investor Percentage                     4.12%               84.00%           7.00%           9.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.82%
               30 to 59 days                                                                                                   1.34%
               60 to 89 days                                                                                                   0.89%
               90 or more days                                                                                                 1.95%
                                                                                                                  -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                    3,336,600.97      278,050.08      357,492.96         3,972,144.01

(viii) Investor Charge-Offs                                               0.00            0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00

(x)    Servicing Fee                                                500,000.00       41,666.67       53,571.43           595,238.10

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.97%

(xii)  Reallocated Monthly Principal                                                      0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)             600,000,000.00   50,000,000.00   64,285,715.00       714,285,715.00

(xiv)  LIBOR                                                                                                                4.93875%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                            9,821,928.44      818,494.04    1,052,349.49        11,692,771.96

(xxii) Certificate Rate                                                5.09875%        5.29875%        5.53875%

-----------------------------------------------------------------------------------------------------------------------------------

                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-5

                                                                                                    Distribution Date: 4/15/1999
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                           Class A          Class B       Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00            0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                               2,580,833.33      151,230.58      191,408.07         2,923,471.98
       Deficiency Amounts                                                 0.00            0.00                                 0.00
       Additional Interest                                                0.00            0.00            0.00                 0.00
       Accrued and Unpaid Interest                                                                                             0.00

(iii)  Collections of Principal Receivables                      63,935,142.67    3,632,666.94    5,085,761.71        72,653,571.32

(iv)   Collections of Finance Charge Receivables                  8,601,607.03      488,726.11      684,220.32         9,774,553.46

(v)    Aggregate Amount of Principal Receivables                                                                  17,328,407,806.80

                                          Investor Interest     500,000,000.00   28,409,000.00   39,772,819.00       568,181,819.00
                                          Adjusted Interest     500,000,000.00   28,409,000.00   39,772,819.00       568,181,819.00

                                                    Series
       Floating Investor Percentage                   3.28%              88.00%           5.00%           7.00%              100.00%
       Fixed Investor Percentage                      3.28%              88.00%           5.00%           7.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.82%
               30 to 59 days                                                                                                   1.34%
               60 to 89 days                                                                                                   0.89%
               90 or more days                                                                                                 1.95%
                                                                                                                  -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                    2,780,500.81      157,982.49      221,176.71         3,159,660.01

(viii) Investor Charge-Offs                                               0.00            0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00

(x)    Servicing Fee                                                416,666.67       23,674.17       33,144.02           473,484.85

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.97%

(xii)  Reallocated Monthly Principal                                                      0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)             500,000,000.00   28,409,000.00   39,772,819.00       568,181,819.00

(xiv)  LIBOR                                                                                                                4.93875%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                            8,184,940.36      465,051.94      651,076.30         9,301,068.61

(xxii) Certificate Rate                                                6.19400%        6.38800%        5.58875%

------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-2

                                                                                                    Distribution Date: 4/15/1999
                                                                                                         Periiod Type: Revolving
Section 5.2 - Supplement                                           Class A          Class B       Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00            0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                                       0.00      297,869.71      399,589.42           697,459.13
       Deficiency Amounts                                                 0.00            0.00                                 0.00
       Additional Interest                                                0.00            0.00                                 0.00
       Accrued and Unpaid Interest                                                                      0.00                   0.00

(iii)  Collections of Principal Receivables                     102,296,228.27    8,524,600.44   10,960,395.50       121,781,224.22

(iv)   Collections of Finance Charge Receivables                 13,762,571.25    1,146,869.47    1,474,572.68        16,384,013.40

(v)    Aggregate Amount of Principal Receivables                                                                  17,328,407,806.80

                                          Investor Interest     800,000,000.00   66,666,000.00   85,714,953.00       952,380,953.00
                                          Adjusted Interest     800,000,000.00   66,666,000.00   85,714,953.00       952,380,953.00

                                                   Series
       Floating Investor Percentage                   5.50%              84.00%           7.00%           9.00%              100.00%
       Fixed Investor Percentage                      5.50%              84.00%           7.00%           9.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.82%
               30 to 59 days                                                                                                   1.34%
               60 to 89 days                                                                                                   0.89%
               90 or more days                                                                                                 1.95%
                                                                                                                  -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                    4,448,801.29      370,729.73      476,660.99         5,296,192.02

(viii) Investor Charge-Offs                                               0.00            0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00

(x)    Servicing Fee                                                666,666.67       55,555.00       71,429.13           793,650.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.99%

(xii)  Reallocated Monthly Principal                                                      0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)             800,000,000.00   66,666,000.00   85,714,953.00       952,380,953.00

(xiv)  LIBOR                                                                                                                4.93875%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvi)  Interest Funding Account Balance                           3,030,000.00                                         3,030,000.00

(xvi)  Accumulation Shortfall                                                                                                  0.00

(xvii) Principal Funding Investment Proceeds                                                                                   0.00

(xviii)Principal Investment Funding Shortfall                                                                                  0.00

(xix)  Interest Funding Account Investment Proceeds                                                                       11,581.12

(xix)  Available Funds                                           13,107,485.70    1,091,314.47    1,403,143.56        15,601,943.73

(xx)   Certificate Rate                                                5.08452%        5.18875%        5.41375%

------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3

                                                                                                    Distribution Date: 4/15/1999
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                           Class A          Class B       Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00            0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                               3,000,000.00      174,711.25      225,877.25         3,400,588.50
       Deficiency Amounts                                                 0.00            0.00                                 0.00
       Additional Interest                                                0.00            0.00            0.00                 0.00
       Accrued and Unpaid Interest                                                                                             0.00

(iii)  Collections of Principal Receivables                      76,722,171.21    4,359,098.03    6,103,016.25        87,184,285.48

(iv)   Collections of Finance Charge Receivables                 10,321,928.44      586,457.57      821,078.13        11,729,464.14

(v)    Aggregate Amount of Principal Receivables                                                                  17,328,407,806.80

                                          Investor Interest     600,000,000.00   34,090,000.00   47,728,182.00       681,818,182.00
                                          Adjusted Interest     600,000,000.00   34,090,000.00   47,728,182.00       681,818,182.00

                                                   Series
       Floating Investor Percentage                  3.93%               88.00%           5.00%           7.00%              100.00%
       Fixed Investor Percentage                     3.93%               88.00%           5.00%           7.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.82%
               30 to 59 days                                                                                                   1.34%
               60 to 89 days                                                                                                   0.89%
               90 or more days                                                                                                 1.95%
                                                                                                                  -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                    3,336,600.97      189,574.54      265,416.50         3,791,592.01

(viii) Investor Charge-Offs                                               0.00            0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00

(x)    Servicing Fee                                                500,000.00       28,408.33       39,773.49           568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.97%

(xii)  Reallocated Monthly Principal                                                      0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)             600,000,000.00   34,090,000.00   47,728,182.00       681,818,182.00

(xiv)  LIBOR                                                                                                                4.93875%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                            9,821,928.44      558,049.23      781,304.65        11,161,282.32

(xxii) Certificate Rate                                                6.00000%        6.15000%        5.58875%

------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                                                                  Distribution Date: 4/15/1999
                                                                                                        Period Type: Revolving
Section 5.2 - Supplement                                           Class A          Class B       Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00            0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                               2,853,883.68      247,149.30      347,156.04         3,448,189.02
       Deficiency Amounts                                                 0.00            0.00                                 0.00
       Additional Interest                                                0.00            0.00                                 0.00
       Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)  Collections of Principal Receivables                      83,115,685.47    6,926,221.88    8,905,337.29        98,947,244.64

(iv)   Collections of Finance Charge Receivables                 11,182,089.14      931,829.29    1,198,092.45        13,312,010.89

(v)    Aggregate Amount of Principal Receivables                                                                  17,328,407,806.80

                                          Investor Interest     650,000,000.00   54,166,000.00  69,643,524.00         773,809,524.00
                                          Adjusted Interest     650,000,000.00   54,166,000.00  69,643,524.00         773,809,524.00

                                                   Series
       Floating Investor Percentage                  4.47%               84.00%           7.00%          9.00%               100.00%
       Fixed Investor Percentage                     4.47%               84.00%           7.00%          9.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.82%
               30 to 59 days                                                                                                   1.34%
               60 to 89 days                                                                                                   0.89%
               90 or more days                                                                                                 1.95%
                                                                                                                  -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                    3,614,651.05      301,217.21      387,287.75         4,303,156.01

(viii) Investor Charge-Offs                                               0.00            0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00

(x)    Servicing Fee                                                541,666.67       45,138.33       58,036.27           644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.97%

(xii)  Reallocated Monthly Principal                                                      0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)             650,000,000.00   54,166,000.00   69,643,524.00       773,809,524.00

(xiv)  LIBOR                                                                                                                4.93875%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                           10,640,422.47      886,690.96    1,140,056.18        12,667,169.62

(xxii) Certificate Rate                                                5.09875%        5.29875%        5.78875%

------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-6

                                                                                              Distribution Date: 4/15/1999
                                                                                                    Period Type: Revolving
Section 5.2 - Supplement                                         Class A        Class B       Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                  0.00            0.00              0.00                  0.00

(ii)   Monthly Interest Distributed                           2,909,855.90      254,145.74        366,529.01          3,530,530.66
       Deficiency Amounts                                             0.00            0.00                                    0.00
       Additional Interest                                            0.00            0.00                                    0.00
       Accrued and Unpaid Interest                                                                      0.00                  0.00

(iii)  Collections of Principal Receivables                  83,115,685.47    6,926,221.88      8,905,337.29         98,947,244.64

(iv)   Collections of Finance Charge Receivables             11,182,089.14      931,829.29      1,198,092.45         13,312,010.89

(v)    Aggregate Amount of Principal Receivables                                                                 17,328,407,806.80

                                        Investor Interest   650,000,000.00   54,166,000.00     69,643,524.00        773,809,524.00
                                        Adjusted Interest   650,000,000.00   54,166,000.00     69,643,524.00        773,809,524.00

                                                 Series
       Floating Investor Percentage                4.47%             84.00%           7.00%             9.00%               100.00%
       Fixed Investor Percentage                   4.47%             84.00%           7.00%             9.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.82%
               30 to 59 days                                                                                                  1.34%
               60 to 89 days                                                                                                  0.89%
               90 or more days                                                                                                1.95%
                                                                                                                 -----------------
                                          Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                                3,614,651.05      301,217.21        387,287.75          4,303,156.01

(viii) Investor Charge-Offs                                           0.00            0.00              0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00            0.00              0.00

(x)    Servicing Fee                                            541,666.67       45,138.33         58,036.27            644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        13.97%

(xii)  Reallocated Monthly Principal                                                  0.00              0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)         650,000,000.00   54,166,000.00     69,643,524.00        773,809,524.00

(xiv)  LIBOR                                                                                                               4.93875%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                       10,640,422.47      886,690.96      1,140,056.18         12,667,169.62

(xxii) Certificate Rate                                            5.19875%        5.44875%          6.11179%

------------------------------------------------------------------------------------------------------------------------------------